EXHIBIT 21.1

                                                     Exhibit 21.1
                                                     Page 1 of 3

               WALDEN RESIDENTIAL PROPERTIES, INC.
             SCHEDULE OF SUBSIDIARIES OF THE COMPANY
                     AS OF DECEMBER 31, 1997

                                                         Percentage
                                                           Equity
Subsidiaries                                              Ownership
------------                                             ----------
AOF, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . 100%
(California)

AOF Newgen, L.P. . . . . . . . . . . . . . . . . . . . . . . 100%
(California)

Apartment Opportunity Fund, L.P. . . . . . . . . . . . . . . 100%
(California)

Chimney Trace Special Corp.. . . . . . . . . . . . . . . . . 100%
(Texas)

Colorado Club Partners, L.P. . . . . . . . . . . . . . . . . 100%
(California)

Concierge Management Corporation . . . . . . . . . . . . . . 100%
(Texas)

Concierge Realty and Finance Corporation . . . . . . . . . . 100%
(Texas)

Cornerstone Associates . . . . . . . . . . . . . . . . . . . 100%
(California)

Crossing & Meadows Corporation . . . . . . . . . . . . . . . 100%
(Texas)

Crossing & Meadows Partnership, Ltd. . . . . . . . . . . . . 100%
(Texas)

DMH 90 . . . . . . . . . . . . . . . . . . . . . . . . . . . 100%
(California)


                                                     Exhibit 21.1
                                                     Page 2 of 3

               WALDEN RESIDENTIAL PROPERTIES, INC.
       SCHEDULE OF SUBSIDIARIES OF THE COMPANY - Continued
                     AS OF DECEMBER 31, 1997

                                                         Percentage
                                                           Equity
Subsidiaries                                              Ownership
------------                                             ----------

Drever Construction Corporation, Inc.. . . . . . . . . . . . 100%
(California)

Drever/Monticello Investors, L.P.. . . . . . . . . . . . . . 100%
(California)

Drever Partners, Inc.. . . . . . . . . . . . . . . . . . . . 100%
(California)

Fullerton Portfolio Joint Venture. . . . . . . . . . . . . . 100%
(California)

Houston Portfolio Joint Venture II . . . . . . . . . . . . . 100%
(California)

Hunter's Ridge Partnership, Ltd. . . . . . . . . . . . . . . 100%
(Texas)

Newport Partnership, Ltd.. . . . . . . . . . . . . . . . . . 100%
(Texas)

Resident Profiles, Inc.. . . . . . . . . . . . . . . . . . . 100%
(Texas)

Towne Center Partnership, Ltd. . . . . . . . . . . . . . . . 100%
(Texas)

Walden AZ Corporation. . . . . . . . . . . . . . . . . . . . 100%
(Delaware)

Walden/Drever Operating Partnership, L.P.. . . . . . . . . . .38%
(Delaware)


                                                     Exhibit 21.1
                                                     Page 3 of 3

               WALDEN RESIDENTIAL PROPERTIES, INC.
       SCHEDULE OF SUBSIDIARIES OF THE COMPANY - Continued
                     AS OF DECEMBER 31, 1997

                                                         Percentage
                                                           Equity
Subsidiaries                                              Ownership
------------                                             ----------

Walden Glen Corporation. . . . . . . . . . . . . . . . . . . 100%
(Delaware)

Walden Operating, Inc. . . . . . . . . . . . . . . . . . . . 100%
(Delaware)

Walden Residential Operating Partnership, L.P. . . . . . . . .88%
(Georgia)

Walden Residential Operating Partnership, L.P. . . . . . . . 100%
(Delaware)

Walden Special Corp. . . . . . . . . . . . . . . . . . . . . 100%
(Texas)

Walden Special Partners, Ltd.. . . . . . . . . . . . . . . . 100%
(Texas)

Walden "Utah" Properties, Ltd. . . . . . . . . . . . . . . . 100%
(Texas)

WDN  Properties, Inc.. . . . . . . . . . . . . . . . . . . . 100%
(New York)

WDN Properties, Ltd. . . . . . . . . . . . . . . . . . . . . 100%
(Texas)